Supplement to the
Fidelity® Maryland Municipal Income Fund
October 30, 2014
Prospectus

The following information supplements information found in the "Shareholder Information" section under the heading "Selling Shares" on page 18.

  Redemptions by qualified funds of funds and qualified wrap programs that meet certain criteria, such as advance notice requirements and restrictions on trading frequency, and are approved by the fund's Treasurer.
SMD-15-01  August 3, 2015
1.468178.118